Exhibit 99.2

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT
(Christopher Leichtweis)

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) is dated the 31st day of October, 2011 (the “Grant Date”), between PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the “Company”), and CHRISTOPHER LEICHTWEIS, an individual (“Optionee”).  In consideration of the mutual covenants and conditions, the parties agree as follows:

1.           Background.  As of the Grant Date, Optionee will begin to serve as a senior executive officer of the Company pursuant to that certain Employment Agreement, dated as of the Grant Date (the “Employment Agreement”), between the Company and Optionee.  As an inducement to the Optionee to become an executive officer of the Company, effective the Grant Date, pursuant to the terms of the Employment Agreement, the Company and Optionee have entered into this Agreement contemporaneously with the execution of the Employment Agreement pursuant to the provisions of Section 6.1 of the Employment Agreement.

2.           Grant of Option.  Subject to the terms and conditions of this Agreement, the Company hereby grants to Optionee as of the Grant Date, the right and option to purchase all or any part of an aggregate of two hundred fifty thousand (250,000) shares of the Company’s common stock, par value $.001 per share.  The shares of common stock issuable upon the exercise of this Option are referred to as the “Option Shares.”

3.           Exercise Price. The Exercise Price of this Option is $1.35 per share (the “Exercise Price”), such Exercise Price being the last reported sales price of one share of common stock as reported by the Nasdaq Capital Market (“Nasdaq”) on the Grant Date.

4.           Vesting.  This Option shall vest and be exercisable as to twenty-five percent (25%) of the aggregate Option Shares on each anniversary of the Date of Employment over a four year period, subject to Optionee having served continuously as an employee of the Company or a Subsidiary from the Date of Employment to each applicable vesting date.  The Board of Directors of the Company or the Compensation Committee of the Board of Directors of the Company (“Compensation Committee”) shall have the sole and absolute discretion to accelerate the vesting of this Option and the time when Optionee will become entitled to exercise this Option.

5.           Expiration.  This Option and the right of Optionee to exercise this Option will expire at 5:00 p.m. (EST) on the tenth anniversary of the Grant Date (the “Expiration Time”), unless sooner terminated or forfeited as provided in this Agreement.

6.           Exercise of Option.  Subject to the terms and conditions of this Agreement, all or any part of the vested portion of this Option may be exercised at any time prior to the Expiration Time, as follows:

(a)
Notice of Exercise.  This Option will be exercised by written notice directed to the Company at its principal place of business (i) setting forth the exact number of Option Shares that Optionee is purchasing, which may not exceed the number of shares that Optionee is eligible to purchase under this Option at the time of such exercise (the “Notice of Exercise”), and (ii) enclosing a certified or cashier’s check or cash or the equivalent thereof, acceptable to the Company, in payment of the full Exercise Price for the number of Option Shares specified in the Notice of Exercise.  Optionee will comply with such other reasonable requirements as the Board of Directors of the Company or the Compensation Committee may establish from time to time.

(b)
Issuance of Option Shares.  The Company will issue and deliver to Optionee the Option Shares acquired upon the exercise of this Option within a reasonable period of time after receipt of the Notice of Exercise and payment of aggregate Exercise Price in collected funds; provided that if any law or regulation requires the Company to take any action with respect to the issuance, then the date of delivery of such shares will be extended for the period necessary to take such action.

7.           Termination of Option.  This Option shall terminate on the date that, and may not be exercised after, Optionee ceases for any reason to be continuously employed by the Company or any Subsidiary, subject to the following:

(a)
Disability.  If Optionee ceases to be an employee as a result of physical or mental disability as defined in the Company’s disability plan, if any, or if the Company has no disability plan, then as defined in Section 22(e)(3) of the Internal Revenue Code, Optionee or Optionee’s attorney-in-fact or court-appointed guardian may exercise this Option within 12 months after the date on which Optionee ceased to be an employee.

(b)
Death.  If Optionee ceases to be an employee as a result of death, the personal representative of Optionee’s estate, or a person who acquired the right to exercise this Option by bequest, inheritance, or otherwise as a result of the death of Optionee may exercise this Option within 12 months after Optionee’s date of death.

(c)
Termination Other Than For Cause.  If Optionee ceases to be an employee as a result of Optionee’s retirement, resignation or termination by the Company without Cause (as such term is defined in the Employment Agreement), Optionee may exercise this Option within 30 days after the date on which Optionee ceases to be an employee of the Company or a Subsidiary.

(d)
Continuous Employment.  The Board of Directors shall decide, in its sole and absolute discretion, to what extent leaves of absence for government or military service, illness, temporary disability or other reasons, shall not interrupt continuous employment as an employee for and on behalf of the Company or a Subsidiary, which decision shall be binding on Optionee for the purpose of this Agreement.

(e)
Limitations.  This Option may be exercised pursuant to paragraph 5, 7(a), 7(b) and 7(c) only as to the number of shares for which Optionee could have exercised on the date Optionee ceased to be an employee of the Company or any Subsidiary.  In no event may this Option be exercised after the expiration of 10 years from the Grant Date.

8.           Forfeiture.  If the Board of Directors of the Company determines that Optionee has breached any material term of the Employment Agreement, and such breach is not cured within the cure period provided in the Employment Agreement, if any, then Optionee agrees as follows:

(a)
Rescission.  Any portion of this Option (whether or not vested) that has not been exercised as of the date of such determination will be rescinded as of the date of such determination (the “Rescission Date”), and Optionee shall automatically forfeit any rights Optionee may have with respect to this Option as of the Rescission Date.

(b)
Disgorgement.  If Optionee has exercised all or any part of this Option within the 12-month period immediately preceding the Rescission Date, upon the Company’s demand, Optionee shall immediately deliver to the Company a certificate or certificates for shares of the Company’s common stock (along with a duly executed assignment of each certificate) having an aggregate a fair market value (determined on the date of such demand) equal to the gain realized by Optionee’s upon such exercise.  Such “gain” is the amount equal to of the fair market value of the shares of the Company’s common stock received upon such exercise as of the date of exercise, minus the applicable exercise price.  If Optionee does not own the number of shares of the Company’s common stock representing the amount of such gain that are required to be delivered to the Company pursuant to this paragraph 8(b), then Optionee will immediately (i) deliver to the Company all shares of the Company’s common stock owned by Optionee directly or through any entity controlled by Optionee, and (ii) the dollar amount (in currently available funds) equal to the amount of such gain, minus the fair market value of the shares tendered to the Company.

(c)
Severability.  If any part of this Agreement, including, without limitation, any  provision of  paragraph 8, is held to be unenforceable or invalid, the remaining parts of paragraph 8, and this Agreement shall nevertheless continue to be valid and enforceable as though the invalid portions were not a part of this Agreement.

9.           Acceleration of Vesting Upon Change of Control, Company Terminates Optionee’s Employment with Company without Cause or Optionee Terminates Employment with Company for Good Reason. Unless Optionee waives the application of this paragraph 9, this Option will immediately become exercisable in full immediately upon the occurrence of any of the following events: (i) upon a Change of Control of the Company, (ii) the date that the Company terminates the employment of the Optionee without Cause, or (iii) the date that the Optionee terminates his employment with the Company for Good Reason (as such term is defined in the Employment Agreement) notwithstanding the vesting or exercise provisions contained in this Agreement.  For the purposes of this Agreement, a “Change in Control” shall mean any of the following:

(a)
Consummation of a transaction in which any person, entity, corporation, or group (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, or a profit sharing, employee ownership or other employee benefit plan sponsored by the Company or any subsidiary of the Company): (i) has purchased any of the Company’s voting securities (or securities convertible into such voting securities) for cash, securities or other consideration pursuant to a tender offer, or (ii) has become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing 50% or more of the total voting power of the then outstanding securities of the Company ordinarily having the right to vote in the election of directors; or

(b)	A change, without the approval of at least two-thirds of the Board of Directors then in office, of a majority of the Company’s Board of Directors; or

(c)	Consummation of an agreement for the sale of all or substantially all of the Company’s assets to a purchaser which is not a subsidiary of the Company; or

(d)	The Company’s shareholders approved a plan of dissolution or liquidation; or

(e)
Consummation of an agreement for a merger or consolidation or other business combination involving the Company in which the Company or a subsidiary of the Company is not the surviving corporation and, immediately following such merger or consolidation or other business combination, less than fifty percent (50%) of the surviving corporation’s outstanding voting stock is held by persons who are stockholders of the Company immediately prior to such merger or consolidation or other business combination.

10.           Nonqualified Option; Withholding Taxes. This Option is not intended to be an incentive stock options as defined by Section 422 of the Internal Revenue Code of 1986, as amended (the “ Code ”).  Not later than the date as of which an amount first becomes includible in the gross income of the Optionee for federal income tax purposes with respect to the exercise of this Option, Optionee will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under this Agreement will be conditional upon such payment or arrangements and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee from the Company.

11.           Restrictions on Transfer.  This Option will not be transferable otherwise than by will or the laws of descent and distribution, and this Option may be exercised, during the lifetime of Optionee, only by Optionee.  This Option may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way, will not be assignable by operation of law and will not be subject to execution, attachment, or similar process.  Any attempted assignment, transfer, pledge, hypothecation, or other disposition of this Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon this Option, will be null and void and without effect.

12.           Adjustment Upon Change of Shares.

(a)
Stock Splits, etc. Subject to any required action by the stockholders of the Company, the number of shares of common stock for which this Option may thereafter be granted, and the number of shares of common stock then subject to this Option previously granted, and the price per share payable upon exercise of such Option will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from a subdivision or consolidation of shares of common stock or the payment of a stock dividend (but only on the common stock) or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by the Company.

(b)
Merger; Reorganization. If the Company is reorganized or consolidated or merged with another corporation, in which the Company is the non-surviving corporation, Optionee will be entitled (subject to the provisions of paragraph 12(c) to receive options covering shares of such reorganized, consolidated or merged corporation in the same proportion as granted to Optionee prior to such reorganization, consolidation or merger at an equivalent exercise price, and subject to the same terms and conditions as this Agreement. For purposes of the preceding sentence, the excess of the aggregate Fair Market Value of shares subject to the option immediately after the reorganization, consolidation or merger over the aggregate exercise price of such shares will not be more than the excess of the aggregate Fair Market Value of all shares of common stock subject to this Option immediately before such reorganization, consolidation or merger over the aggregate exercise price of such shares of common stock, and the new Option or assumption of the this Option by any surviving corporation will not give Optionee additional benefits which he did not have under this Option.

(c)
Determination of Compensation Committee. To the extent that the foregoing adjustments relate to the shares of common stock of the Company, such adjustments will be made by the Compensation Committee, whose determination in that respect will be final, binding and conclusive.

(d)
No Rights. Except as expressly provided in paragraph 12, the Optionee will have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation, reorganization or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of common stock subject this Option.

(e)
Authority of Company. The grant of this Option pursuant to this Agreement will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

13.           Compliance with Law.

(a)
No Registration.  The Option Shares issued upon the valid exercise of this Option will be unregistered under the Securities Act of 1933, as amended (the “Securities Act”), unless the Company voluntarily files with the Securities and Exchange Commission (“SEC”) a registration statement covering the Option Shares, which is declared to be effective by the SEC.

(b)
Securities Laws.  Notwithstanding any provision of in this Agreement to the contrary, no shares will be issued, or, in the case of treasury shares transferred, upon exercise of this Option granted hereunder, except in compliance with all applicable Federal and State laws, rules and regulations (including, but not limited to the Federal and State securities laws, rules and regulations) and in compliance with rules of stock exchanges on which the Company’s shares of common stock may be listed.  Notwithstanding anything in this Agreement to the contrary, no shares will be issued, or, in the case of treasury shares transferred, upon exercise of this Option granted hereunder, until the Company has obtain such consent or approval from any and all regulatory bodies, Federal or State, and such stock exchanges having jurisdiction over such matters as the Board of Directors of the Company may deem advisable.

(c)
Listing.  If the national security exchange or automated quotation system on which the Company’s common stock is listed for trading requires that the issuance of this Option or the shares of common stock issuable upon exercise of this Agreement be approved by the stockholders of the Company, then Optionee may not exercise any portion of this Agreement until this Agreement has been approved by the shareholders of the Company.

14.           No Employment Obligation.  This Agreement shall not impose upon the Company or any Subsidiary any obligation to retain Optionee as an employee at Optionee’s present salary or position or to employ Optionee in any other position with or for the Company or any Subsidiary.

15.           Binding Effect and Amendments.  This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.  This Agreement may not be amended except in writing signed by all of the parties hereto.  All decisions or interpretations of the Board of Directors or its duly authorized Committee with respect to any question arising under the Plan or under this Agreement shall be binding, conclusive and final.

16.           No Rights as Stockholder. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any shares of common stock subject to this Option until (a) this Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of shares in respect of which this Option was exercised, (b) the Company shall have issued and delivered the shares to the Optionee, and (c) the Optionee’s name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to the shares issued pursuant to this Option.

17.           Optionee’s Investment Representations

(a)
Investment Intent.  Optionee represents and warrants that if Optionee acquires any of the shares under this Agreement Optionee will acquire such shares for Optionee own account and for the purpose of investment and not with a view to the sale or distribution thereof, except for sales pursuant to an effective registration statement under the Securities Act of 1933 (the “Act”) or pursuant to an exemption from registration under the Act.  Optionee understands that the shares of common stock covered by this Agreement have not as of the date hereof and may not at the time that such are purchased be registered under the Act (the Company being under no obligation to effect such registration) and that such shares must be held indefinitely unless a subsequent disposition thereof is registered under the Act or is exempt from registration.  Optionee further understands that the exemption from registration afforded by Rule 144 under the Act depends upon the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis for sale of such shares only in limited amounts.

(b)
Restrictions on Resale.  Optionee represents, covenants, and agrees that Optionee will not sell or otherwise dispose of the shares acquired under this Agreement in the absence of (i) an effective registration statement under the Act, (ii) an opinion acceptable in form and substance to the Company from Optionee’s counsel satisfactory to the Company, or an opinion of counsel to the Company, to the effect that no registration is required for such disposition, or (iii) a “no-action” letter from the staff of the Securities & Exchange Commission (“SEC”) to the effect that such a disposition takes place without registration.

(c)	Legend. The certificates representing shares covered by this Agreement shall upon issuance thereof have stamped or imprinted thereon or affixed thereto a legend to the following effect:

“The registered holder hereof has acquired the shares represented by this certificate for investment and not for resale in connection with a distribution thereof.  Accordingly, such shares have not been registered under the Securities Act of 1933 and may not be sold, transferred or otherwise disposed of except pursuant to a currently effective registration statement under said Act or otherwise in a transaction exempt from the provisions of Section 5 of said Act.”

18.           Definitions.  For the purposes of this Agreement:

(a)
The term “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain own stock possessing 50% or more of the total combined voting power of all classes of stock in one or the other corporations in such chain.

(b)	The term “employee” means a person who is a full time, salaried employee of the Company or any Subsidiary.

19.           Waiver.  The waiver by the Company of any provision of this Option shall not operate as or be construed to be a subsequent waiver of the same provision or waiver or any other provision hereof.

20.           Interpretation; Governing Law.  The Board of Directors of the Company or the Compensation Committee shall construe and interpret the terms and provisions of this Agreement, which construction and interpretation, shall be binding and conclusive upon all parties hereto.  This Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereunto have caused this Agreement to be executed the day and year first above written.

PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation

By:	/s/Ben Naccarato
Name:	Ben Naccarato
Title: CFO

(the “Company”)

/s/Christopher Leichtweis
CHRISTOPHER LEICHTWEIS

(“Optionee”)